LVEM-SUMSUP-2

Summary Prospectus Supplement dated August 2, 2018

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Low Volatility Emerging Markets Fund

The following information is added as the second sentence of the second paragraph appearing under the heading “Principal Investment Strategies of the Fund”:

“The Fund’s common stock investments also include China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).”

The following information replaces in its entirety “Emerging Markets Securities Risk” appearing under the heading “Principal Risks of Investing in the Fund”:

“Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.”

LVEM-SUMSUP-2